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                                                                    EXHIBIT 23.4



[COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-3 to Form S-11 Registration Statement of Redwood Trust, Inc. (File No. 33-97398) of our report dated March 1, 1996 on our audit of the financial statements of Redwood Trust, Inc. We also consent to the reference to our firm under the caption "Experts."

                                             /s/ COOPERS & LYBRAND L.L.P.



San Francisco, California
October 15, 1996